Exhibit 10.10

PUBLIC OFFERING SUBSCRIPTION AGREEMENT

Bioxytran, Inc.

FOR MORE INFORMATION ON THE OFFERING, PLEASE SEE SCHEDULE A BEGINNING ON PAGE 3. FOR A COMPLETE DESCRIPTION OF THE PUBLIC OFFERING AND INFORMATION REGARDING INVESTMENT RISKS, YOU ARE URGED TO READ THE PROSPECTUS.

PLEASE READ THE INSTRUCTIONS ON SCHEDULE B BEGINNING ON PAGE 4 CAREFULLY ON HOW TO FILL IN AND COMPLETE THIS PUBLIC OFFERING SUBSCRIPTION AGREEMENT AND ALL OF THE SCHEDULES ATTACHED HERETO. INCOMPLETE SUBSCRIPTION AGREEMENTS WILL BE REJECTED.

The undersigned subscribes for and agrees to purchase shares of common stock of Bioxytran, Inc. (the “Company”) pursuant to the offering (the “Public Offering”) described in, and upon the terms and conditions set forth in, the prospectus dated ________, 2019, as amended or supplemented through the closing of the Public Offering (the “Prospectus”), as follows.

Number of Shares You Wish to Purchase	Price Per Share	Total Purchase Price

____________________	x $1.00	$_______________

The shares purchased will be registered in my/our name only, as holder of record, and a certificate representing the shares I purchase will be delivered to me/us as soon as practicable after the Company approves this subscription. The certificate will be delivered to me/us at the address set forth below. I/we have given my/our Social Security or Tax Identification number and current telephone numbers below. PLEASE PRINT THE FOLLOWING INFORMATION LEGIBLY AND SIGN THIS SUBSCRIPTION AGREEMENT WHERE INDICATED ON THE NEXT PAGE OR YOUR SUBSCRIPTION WILL NOT BE ACCEPTED.

Name(s)	Social Security or Tax Identification number

Street Address	Daytime Phone:

City State Zip Code	Evening Phone:

The undersigned understands that the shares are being offered in reliance on the undersigned’s representations on Schedule C beginning on page 5 herein, and that the Company will rely on such representations in accepting any subscriptions for the shares. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the undersigned’s part.

SUBSTITUTE W-9

☐ Check this box if the following statement is true: I/we am/are not subject to back-up withholding either (1) because I/we am/are exempt from back-up withholding, (2) I/we have not been notified that I/we am/are subject to back-up withholding as a result of a failure to report all interest or dividends, or (3) the Internal Revenue Service has notified me/us that I/we am/are no longer subject to back-up withholding. Under the penalties of perjury, I/we certify that the information contained herein, including the Social Security number or taxpayer identification number given above, is true, correct and complete.

ACKNOWLEDGEMENT

THIS SUBSCRIPTION AGREEMENT IS NOT VALID UNLESS SIGNED

Entity Name (If Applicable): ___________________________

__________________________________

Signature

Name of Subscriber (Print)

Title:

(If subscribing as custodian, trustee, corporate officer, etc.)

Accepted by:

BIOXYTRAN, INC.

By:________________________
Mr. Dr. David Platt

Chief Executive Officer

Date:__________

SCHEDULE A

INFORMATION REGARDING THE PUBLIC OFFERING

FOR A COMPLETE DESCRIPTION OF THE PUBLIC OFFERING AND INFORMATION REGARDING INVESTMENT RISKS, YOU ARE DIRECTED TO OUR PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, A COPY OF WHICH IS ATTACHED AS SCHEDULE D.

This agreement, together with all schedules (the “Subscription Agreement”), is part of our registration statement dated _______________, and is to be used to purchase shares of our common stock in our offering to sell 10,000,000 shares, $.001 par value, at $1.00 per share on a best efforts basis and 3,285,821shares being registered for selling stockholders (the “Public Offering”).

If you wish to take part in the Public Offering, you must complete the Subscription Agreement. You will be asked to tell us, among other things, how many shares you would like to purchase. PLEASE READ THE INSTRUCTIONS CAREFULLY ON HOW TO FILL IN AND COMPLETE THIS PUBLIC OFFERING SUBSCRIPTION AGREEMENT. INCOMPLETE SUBSCRIPTION AGREEMENTS WILL BE REJECTED.

The offering is being made on a self-underwritten "best efforts" basis with no requirement that any minimum amount be sold. There will be no escrow or impound of funds tendered on subscription, and proceeds from the sale of shares will be available to us immediately upon acceptance of subscriptions by us.

We reserve the right to reject any subscriptions, in whole or in part, for any reason, in our sole discretion.

The Purchase Price for the shares may be paid for by check, wire or money order. Our wiring instructions are:

BIOXYTRAN, INC. PUBLIC OFFERING ACCOUNT

Bank Name:
Account No.
Bank ABA
RE: BIOXYTRAN, INC. Public Offering 10,000,000 shares.

MUST RECEIVE PROPERLY COMPLETED SUBSCRIPTION AGREEMENTS NO LATER THAN ___________, 2019 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

TO SUBSCRIBE FOR STOCK, COMPLETE AND SIGN THE SUBSCRIPTION AGREEMENT AND RETURN IT WITH PAYMENT TO THE COMPANY AT:

Bioxytran, Inc.

233 Needham Street

Suite 300

Newton, MA 02464

ATT: Chief Executive Officer

CHECKS MUST BE MADE PAYABLE TO

BIOXYTRAN, INC.

SCHEDULE B

INSTRUCTIONS ON COMPLETING THIS PUBLIC OFFERING SUBSCRIPTION AGREEMENT

1.	You may only subscribe if you are a resident of one of the following states: the Commonwealth of Massachusetts, New York, New Jersey, Florida, Pennsylvania, North Carolina and New Hampshire (or a state in which the Company has filed for permission to sell under its blue-sky laws). You must submit proof of residency by attaching a legible copy of your driver’s license, passport or other government-issued photo identification. If the shares are to be issued in more than one name, both persons must supply a copy of their driver’s license, US passport or other government-issued photo identification.

2.	YOU MUST COMPLETE ALL INFORMATION REQUESTED, including your current address, telephone number and social security number. Please print or type all information. Illegible documentation will be returned.

3.	You must complete the attached IRS Substitute Form W-9.

4.	If you are paying by check or money order, please make the check or money order payable to “ Bioxytran, Inc.” in the amount of the Total Purchase Price for the shares.

5.	Your subscription is subject to acceptance by the Company in its sole discretion and shall remain irrevocable until the closing date of the offering. If you subscription is accepted, the shares subscribed for will be issued upon acceptance of the Subscription Agreement by the Company in writing. If your subscription is not accepted for any reason, your subscription amount will be returned to you promptly without interest or deduction.

6.	Please sign where indicated. If the shares are to be registered in more than one name, both persons must sign.

7.	A copy of your driver’s license, US passport or other government-issued photo identification must be returned with the subscription agreement.

8.	FOR ASSISTANCE CALL 617-454-1199 AND ASK TO SPEAK TO MR. OLA SODERQUIST ABOUT THE BIOXYTRAN PUBLIC OFFERING.

SCHEDULE C

REPRESENTATIONS AND AGREEMENTS

By signing the Subscription Agreement, you (the “subscriber”) are representing to Bioxytran, Inc. the following information:

1.	THE SUBSCRIBER IS AT LEAST EIGHTEEN (18) YEARS OF AGE AND IS A VALID RESIDENT OF THE STATE INDICATED ON PAGE 1 OF THIS SUBSCRIPTION AGREEMENT. The subscriber is under no legal disability nor is the subscriber subject to any order, which would prevent or interfere with the subscriber’s execution, delivery and performance of this Subscription Agreement or the purchase of the shares by the subscriber.

2.	The subscriber has received and read the Prospectus.

3.	This Subscription Agreement cannot be revoked by the subscriber and it is an irrevocable agreement binding on the subscriber, and on the subscriber’s heirs, estate, legal representatives, assigns and successors, and shall survive the subscriber’s death, disability or dissolution. Bioxytran, Inc., however, may reject the agreement prior to the subscriber’s acceptance of the same.

4.	The subscriber understands that the subscriber may not sell, transfer or assign this Subscription Agreement, or any interest or rights herein.

5.	If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the subscriber has/have been duly authorized to execute this Subscription

Agreement and all other instruments in connection with the purchase of the shares, and the signature(s) of the subscriber is/are binding upon such corporation, partnership, trust or other entity. The subscriber must return appropriate certification of such authorization.

6.	The provisions of this Subscription Agreement shall be construed and enforced according to the laws of Nevada. In the event there is any conflict between this Subscription Agreement and the Prospectus, the terms set forth in the Prospectus shall be controlling. Bioxytran, Inc. reserves the right, in our sole discretion, to require completion or correction of any Subscription Agreement. We are not obligated to notify any subscriber of any defect in any Subscription Agreement and may accept or reject any Subscription Agreement in whole or in part for any reason or no reason.

7.	This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the purchase of shares of our common stock in the Public Offering and may be amended only in writing by the parties to be bound thereby.

SCHEDULE D

PROSPECTUS